EXHIBIT 99.1

NEWS RELEASE

HTL Highlighted in Hydrocarbon Processing Special Report

CALGARY, CANADA (September 10, 2012) – Ivanhoe Energy Inc. (TSX: IE; NASDAQ: IVAN) announced today that it published a Special Report about the economic drivers and benefits of the Heavy-to-Light (HTL) technology in the September issue of Hydrocarbon Processing, now available online and in print.

“Heavy oil resources are becoming significantly more important as the availability of light, sweet crude continues to decline.  Extracting and developing heavy oil has its challenges and HTL uniquely addresses these challenges.  It is a technology that will be used in the field to economically upgrade and significantly improve the properties of heavy oil, unlocking value for producers globally,” said Dr. Michael Silverman, Chief Technology Officer of Ivanhoe Energy.  “This feature article provides an opportunity for Ivanhoe Energy to share the benefits of HTL with the global industrial sector.”

Hydrocarbon Processing has been providing valuable information to management and technical professionals in petroleum refining, petrochemical and engineering/constructor companies throughout the world since 1922. Through its monthly magazine, website and e-newsletters, Hydrocarbon Processing covers technological advances, processes and optimization developments throughout the global Hydrocarbon Processing Industry. Hydrocarbon Processing editors provide real-world case studies and practical information that professionals can use to improve their companies’ operations and their own professional job skills.

Ivanhoe Energy is an independent international heavy oil exploration and development company focused on pursuing long-term growth in its reserves and production using advanced technologies, including its proprietary heavy oil upgrading process (HTLTM). Core operations are in Canada, United States, Ecuador, China and Mongolia, with business development opportunities worldwide. Ivanhoe Energy trades on the Toronto Stock Exchange with the ticker symbol IE and on the NASDAQ Capital Market with the ticker symbol IVAN.

For more information about Ivanhoe Energy Inc. please visit www.ivanhoeenergy.com.

FORWARD-LOOKING STATEMENTS: This document includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, statements concerning the potential benefits of Ivanhoe Energy's heavy oil upgrading technology, the potential for commercialization and future application of the heavy oil upgrading technology and other technologies, statements relating to the continued advancement of Ivanhoe Energy's projects, the potential for successful exploration and development drilling, dependence on new product development and associated costs, statements relating to anticipated capital expenditures, the necessity to seek additional funding, statements relating to increases in production and other statements which are not historical facts. When used in this document, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential," "should," and similar expressions relating to matters that are not historical facts are forward-looking statements.  Although Ivanhoe Energy believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements.  Important factors that could cause actual results to differ from these forward-looking statements include the potential that the Company's projects will experience technological and mechanical problems, new product development will not proceed as planned, the HTLTM technology to upgrade bitumen and heavy oil may not be commercially viable, geological conditions in reservoirs may not result in commercial levels of oil and gas production, the availability of drilling rigs and other support services, uncertainties about the estimates of reserves, the risk associated with doing business in foreign countries, environmental risks, changes in product prices, our ability to raise capital as and when required, competition and other risks disclosed in Ivanhoe Energy's 2011 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on EDGAR and the Canadian Securities Commissions on SEDAR.

For further information contact:

Hilary McMeekin
Manager, Corporate Communications
(403) 817 1108
hmcmeekin@ivanhoeenergy.com